UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2008

PUBLIC COMPANY MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50098	88-0493734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5770 El Camino Road, Las Vegas, NV 89118
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (702) 222-9076

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 8, 2008, Public Company Management Corporation (the "Registrant") issued a press release announcing it accepted an invitation to present at the SCIA National Small Cap Syndicate Conference on August 9, 2008, to highlight its business model, operational milestones and company objectives and outlook.

A copy of the Registrant's press release and a copy of the presentation materials used by the Registrant at the conference are attached to this report and incorporated herein by this reference.

On August 13, 2008, the Registrant issued a press release announcing that the video playback of the Registrant’s presentation to attendees at the conference has been made available by SCIA at the organization’s website, http://www.sciaonline.org/publiccoreg.htm. A copy of the Registrant's press release is attached to this report and incorporated herein by this reference.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1*	Press Release issued August 8, 2008, announcing plans to present at SCIA National Small Cap Syndicate Conference.
99.2*	Slides used in connection with presentation given by the Registrant at the SCIA National Small Cap Syndicate Conference on August 9, 2008.
99.3*	Press Release issued August 14, 2008, announcing that video reproduction of the Registrant’s presentation on August 9, 2008, may be viewed at SCIA’s website.

*	Filed herein.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2008
Public Company Management Corporation

/s/ Stephen Brock

Stephen Brock
Chief Executive Officer